Investor Day June 13, 2019 1

Forward Looking Statements All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; expansion of business activities; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; changes in tax laws, regulations and guidance, and uncertainties regarding their application, and challenges by tax authorities to the company’s tax positions; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2018 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

State of WESCO Strategic Overview John Engel Chairman, President & Chief Executive Officer • Joined WESCO in 2004 • President and CEO since 2009 • Chairman since 2011 • Chief Operating Officer 2004-2009 • Prior Leadership Roles - Perkin Elmer, Inc. - Allied Signal, Inc. - General Electric Co. 3

WESCO Leadership John Engel Chairman, President & Chief Executive Officer Corporate David Schulz Chris Wolf Diane Lazzaris Leadership Senior Vice President & Senior Vice President & Senior Vice President & Chief Financial Officer Chief Human Resources Officer General Counsel Business Unit Juan Picon Nelson Squires Leadership Group Vice President & Group Vice President & General General Manager, Manager, Canada, International, United States and Integrated Supply Operations and Hemant Porwal Rob Minicozzi Technology Vice President, Global Supply Vice President & Leadership Chain and Operations Chief Information Officer …strong team with majority new to WESCO in last 3+ years 4

Today's Agenda

	**John Engel** Chairman, President & CEO	State of WESCO Strategic Overview	1:00 – 1:45pm
	**Nelson Squires** Group VP & General Manager, Canada, International, and Integrated Supply	Canada and International Construction End Market Commercial, Institutional, and Government End Market	1:45 – 2:15pm
	**Juan Picon** Group VP & General Manager, United States	United States Industrial End Market Utility End Market	2:15 – 2:45pm
		BREAK	2:45 – 3:00pm
	**Hemant Porwal** Vice President, Global Supply Chain & Operations	Supply Chain and Operations Environmental, Social, and Governance	3:00 – 3:30pm
	**David Schulz** Senior Vice President & Chief Financial Officer	Financial Outlook Capital Deployment	3:30 – 4:00pm
		Q&A	4:00 – 4:30pm

5

Key Messages • WESCO is focused on driving growth and margin improvement as well as leading industry consolidation • WESCO is differentiated by our extensive product and service offerings that leverage our supplier partnerships and big data to provide complete solutions for our customers • WESCO consistently generates strong cash flow and has the financial strength to drive multiple sources of value creation 6

WESCO Overview $8.2 billion 70,000 1M 30,000 annual revenue customers products suppliers Sales by 18 End Markets Geography Value Streams countries OEM CIG International 5% 10% 15% Industrial Canada 9,300 Utility 36% 20% MRO Capital employees 16% 40% Projects 50% Construction United States 25 years 20 years 33% 75% Standalone Public Company Company ~70% of sales tied to services ...an industry leader 7

Our Values Support Our Vision and Mission WESCO Vision WESCO Mission World-class B2B distribution company focused on Partner with top suppliers and industry experts to transform world-class products, services, and solutions that drive value for branded products and industry-leading service capabilities into cost- our customers, suppliers, and shareholders effective, innovative supply chain solutions Help our customers build, operate, connect, and power their businesses to improve their bottom line and sustain the world we live in WESCO Values W E S C O Winning with Customers Extra-Effort Workforce Safety and Sustainability Collaboration Ownership and Suppliers Deliver our very best in all we do, Be a good corporate citizen, Inspire each other to be the best Think like an owner — understand Build strong partnerships to overcome obstacles, hold striving to ensure that WESCO’s we can be in a workplace that what is necessary to achieve deliver mutual benefits and ourselves accountable for results, products, services, and operations values inclusion and diversity, WESCO’s mission. Avoid wasting maintain a portfolio of leading maintain the highest ethical support the safety and well-being provides development and time and duplicating efforts. Move products, technologies, and standards, and act on new of employees, customers, the leadership opportunities, utilizes with speed to innovate and adapt services that delight our opportunities to profitably grow community, and the planet. Lean principles, and promotes our solutions portfolio to meet customers with industry-leading our business. effective teamwork and evolving customer requirements. value. communication. 8

What Sets WESCO Apart PRODUCTS 6 RELATIONSHIPS GEOGRAPHIC REACH Large portfolio of over Blue-chip customer and Global footprint one million products supplier base SERVICES & SOLUTIONS 5 EMPLOYEES FINANCIAL POSITION Broad range of more Knowledgeable and Strong balance sheet than 50 service offerings, experienced workforce and cash generation providing total supply with an “extra-effort” across economic cycle chain solutions continuous improvement culture ...services, big data and cash generation ability 9

We Participate in Large Markets Electrical Datacom Controls All other categories MRO Supply $83 $33 $47 $86 billion billion billion billion Total Market Electrical Datacom Power Transmission WESCO Addressable Market Construction $93 $16 $17 and OEM billion billion billion $83 billion Source: Modern Distribution Management (MDM Analytics) …$300 billion total addressable market 10

Evolution of WESCO Diversification and Captive Distribution LBO Spin Out Evolution to Supply Next Chapter Arm of Westinghouse and IPO Chain Solutions 1922 1994 Entered new markets  Digitize our Westinghouse Electric Westinghouse Distribution, OEM (2005) business forms Westinghouse Inc. formed with Datacom (2006) Electric Supply Company management / PE buyout Broadband (2010)  Expand services to sell and distribute its and supply chain products 1998 2012 WESCO International, Inc. Doubled Canada business solutions holding company formed (through EECOL)  Deliver to the “X” 1999 2015, 2019 Initial Public Offering Turnkey lighting solutions  Consolidate the sector Expanded services portfolio to over 50 distinct offerings ...from an electrical-only distributor to a diversified B2B supply chain powerhouse 11

WESCO’s First Two Decades: Strong Performance Sales Earnings Per Share Earnings Before Interest Free Cash Flow(1) & Taxes (EBIT) Consistently strong and increasing cash generation $4.82 5% 10% 6% $353M annual $8.2B annual annual $2.3B growth growth growth $4.6B $2.46 $180M $1.2B $3.4B $125M $0.75 1999 2009 2018 1999 2009 2018 1999 2009 2018 1999-2008 2009-2018 EBIT 1st Decade 2nd Decade Margin: 3.7% 3.9% 4.3% (1) Free Cash Flow is a non-GAAP measure. Please see Appendix and WESCO’s Form 10-K for non-GAAP reconciliations. …significant growth since becoming a public company in 1999 12

Future Market Outlook and Trends • Consolidating industry • Big getting bigger, faster • Margins getting squeezed • War for talent intensifying • Increased customer expectations • Suppliers exploring alternate channels • New entrants getting traction • Digital and B2B eCommerce accelerating …digital accelerating, impacting our industry and overall supply chain 1311

Success in the Future Requires Products, Services, and Data Historical (table stakes) Additional future requirements Customer and product focused Data-driven solutions and services Digital analytics to predict Relationship driven business customer needs Local players, local prices, Leverage national insights to local market competition compete locally Manufacturers’ stocking Technical advisor on product and and fulfillment arm service applications …WESCO’s big data is an asset to be leveraged 14

WESCO Strategy Has Six Strategic Planks 1 2 3 Customer-segment specific digital Build leading Leverage WESCO’s scale and solutions to unlock growth commercial capabilities technology to unlock efficiencies 4 5 6 Technologies to support Strengthen team and Build scale and increase digitizing the business and capabilities to execute change capabilities to drive managing WESCO’s data value creation ...focused on digitizing our business models and processes 15

1 Digital Growth Plays Turnkey Digital Mobile Solutions Digital Global WESCO Project Platform for Contractors Accounts Integrated Projects Creating new capabilities to Offering digital applications Providing customers with Expanding our successful capture a larger share of the to contractors to transform an advanced digital supply project management system $300+ billion lighting retrofit their experience and chain management that improves customer job and renovation market improve their productivity platform and on-demand site productivity and enables business intelligence tools WESCO branches to operate more efficiently and effectively …improving customers’ operations through digitizing our business and leveraging big data 16

2 Commercial Excellence Sales Force Digitized Customer Merchandising and New Strategic and Transformation and Sales Support Category Management Tactical Pricing Models Leveraging data, tools Driving efficiency and Supply chain solutions Driving better pricing and training to manage effectiveness by providing selling enabled by decisions with digital sales opportunities, sell branches with advanced One WESCO cross- applications the right solutions and analytics workflow functional support and improve margins automation and supplier-specific Streamlining processes mobile apps strategies to increase time spent with customers …driving sales and margin growth by providing improved data and digital tools to the sales force and branches 17

3 Operational Excellence Distribution Center and Last Mile WESCO Intelligent Branch Network Delivery Automation Streamlining distribution Optimizing distribution Implementing Lean supply center/branch network to center to branch to chain and Robotic Process improve working capital and customer logistics and Automation (RPA) customer service levels delivery routes …sales and margin growth through improved supply chain management, distribution processes and capabilities 18

Strategic Initiatives That Deliver New Capabilities and Support Our Growth 4 5 6 Technology Organization, Talent Portfolio and Platform and Culture Strategic M&A Increasing our business Creating a culture of inclusiveness, Building scale and increasing intelligence capabilities and leveraging diversity and capabilities to drive value creation improving our data quality strengthening our talent and big data management and organization …maximizing the full potential of our work, our team, and our portfolio 19

Plug and Play Accelerator Alliance • On June 12, 2019, announced an alliance with Silicon Valley-based Plug and Play, a global innovation accelerator platform • WESCO is joining as a founding anchor member in the B2B Sales and Distribution Accelerator • Provides access to a global network of technology companies developing digital technologies and data-driven solutions for the B2B distribution value chain ...leveraging digital tools and capabilities being developed in the tech ecosystem 20

WESCO – Environmental, Social, and Governance Environmental Social Governance • Biennial sustainability report • Annual leadership and • Thoughtfully composed board − Next update in 2019 organization review - Gender and ethnic diversity − Reduce greenhouse gas • Inclusion and diversity - Diverse skills mix emissions, facility energy • Talent management - Independent (7 of 8 Directors) intensity and landfill waste, - Active board refreshment process and improve truck fleet fuel • Training and development efficiency using WESCO University - Enhanced evaluation process - Annual elections • Safety performance • Biennial employee engagement survey • Ecovadis “Silver” rating • Ethics and Compliance • Health and wellness − Code of Business Ethics and • Deliver sustainable products and campaigns services to customers Conduct • Community engagement − Supplier Code of Ethics • Military Recruitment Program − Global Anti-Corruption Policy • Enterprise Risk Management …committed to good corporate citizenship and continuous improvement 21

Looking Forward: WESCO’s Next Decade Sales Over the long-term, we expect to deliver the following results, on average, per year: Acquisitions • Sales growth of 4%+, consisting of: 4% + annual >$12B − 3% market growth growth $8B − 1-2% growth from market outperformance • Earnings per share growth of 10%+, driven by: 2018 2028 − Sales growth and margin expansion Earnings Per Share − Operating costs growing at a slower rate than sales Acquisitions − Impact of our strategic initiatives 10% + annual >$12.00 • Strong and consistent free cash flow generation growth which funds investments and return of capital to $4.82 shareholders 2018 2028 …long-term growth algorithm combines end market outperformance and WESCO initiatives 22

Canada International Construction and CIG End Markets Nelson Squires Group Vice President & General Manager, Canada, International, and Integrated Supply • Joined WESCO in 2015 • Prior experience - 27 Years with Air Products - U.S. Army • Responsible for - Canada - International - WESCO Integrated Supply 23

Canada Overview 20% of WESCO sales 2018 Canada Sales by End Market CIG 11% Construction Utility 56% 7% $1.7billion (usd) #1 Industrial 27% revenue market position ...leading market position with unmatched coast-to-coast capabilities 24

International Overview 5% of WESCO sales 2018 International Sales by End Market Construction WESCO Presence CIG 13% 29% Service Area Utility 2% $0.4 billion (usd) Industrial revenue 55% ...supporting the international needs of our global account and integrated supply customers 25

Canada Landscape 2019 provincial and Government infrastructure High capacity LNG development federal elections investments utilization Low unemployment Population and Price of oil and gas Trade / tariffs / immigration / USMCA residential construction ...substantial opportunities both near- and long-term 26

Canada Diversification Strategy Canada Sales (C$) by End Market $2.1 billion 7% 11% 27% Utility $0.8 billion Commercial, Institutional, 2% and Government 6% Industrial 22% 56% Construction 70% 2010 2018 ...business diversified and significantly strengthened since the Great Recession 27

Canada Long-Term Growth Opportunities Market Opportunity WESCO Actions (C$ billions, estimated) LNG $60 Participating in pre-development construction Government $50 Leveraging broad product portfolio and Infrastructure construction services Data and Broadband $20 Leveraging national branch infrastructure to Communications support data center investments and 5G build-out Healthcare Track record of strong performance with $11 large projects LED / Lighting Significant opportunity to leverage Aelux $7 capabilities and recent SLS acquisition Source: Industry reports and management estimates Note: Market opportunity estimate over the next 10 years ...well positioned to capitalize on a long list of growth opportunities 28

LNG Canada Growth Opportunity Example • LNG Canada export facility in Kitimat, British Columbia • Largest private sector investment in Canadian history • JV between Shell, PETRONAS, PetroChina, Mitsubishi and KOGAS • WESCO participating in early stages of project $C40 billion project (phase I and II) 30 ...our global capabilities, strong local presence and scale are competitive differentiators 29

Commercial, Institutional, and Government End Market Trends and Opportunities WESCO Differentiators • Demand for data and broadband • Offer complete solutions for IT communications networks and infrastructure • IT security and data center growth • End-to-end LED lighting renovation and 15% • retrofit capability 5G network construction of WESCO sales • Infrastructure spending • Scale enables us to support customer • LED lighting adoption projects around the world Sales by Geography Organic Sales Growth 9.4% United States 74% Canada 4.8% 14% LSD–MSD International 12% 2017 2018 2019 outlook ...WESCO has the scale and expertise to deliver in these expanding markets 30

Customer Testimonial 31

Construction End Market Trends and Opportunities WESCO Differentiators • Customer skilled labor shortages • Job site services (kit, cart, store and stage) • Customers demanding more from • Innovative solutions to promote contractor distribution partners efficiencies (trailers and remote 33% • Aging public infrastructure requires storerooms) of WESCO sales substantial investment • World class supplier partners and technical • Capex cycle benefits from changes in expertise U.S. tax law • Scale and balance sheet to support projects of all sizes and complexities Sales by Geography Organic Sales Growth International 3% 5.1% LSD–MSD Canada 1.7% 34% United States 2017 2018 2019 outlook 63% ...technical expertise and job site solutions driving growth 32

WESCO Construction Value Proposition Focused on Cost and Schedule • Transparency of activity through the construction cycle • Visibility and accountability for all stakeholders • Position product close to the contractors to increase productivity • Differentiate material management by risk to the project • Provide innovative products and services that reduce installed cost • Utilize data warehouse to lower product cost and reduce engineering and contractor man-hours …helping customers complete their projects on time and within budget 33

Job Site Complexity Data Center Lighting Switchgear Kitting / Staging Job Trailer (Consumables) Pre-fabrication Conduit Physical Security Cable KEY Cable Management SERVICES Job Carts PRODUCTS Just-in-Time Delivery …WESCO solutions improve tradecraft productivity, project cost and schedule 36 34

WESCO Integrated Projects Expanding our successful project management system that improves customer job site productivity and enables WESCO branches to operate more efficiently and effectively • Enables standard processes and structure to improve job site productivity and provide a scalable platform to grow market share • Includes a customer collaboration portal to allow real-time access with our contractor customers − View all project transactions and job phase releases − Automatic change order workflow and communications CUSTOMER EXPERIENCE RFQ AWARDED PROJECT SETUP PROJECT MANAGED PROJECT COMPLETED PROFIT ESTABLISHED PROFIT PROTECTION …digitizing construction project management 35

Mobile Solutions for Contractors Offering digital applications to contractors to transform their experience and improve their productivity • In-branch experience Supporting the job site Digital self service experience • Inherent strength at EECOL • Extend WESCO’s suite of • Enhance EECOL’s digital customer • Digital innovations will enhance customer service capabilities self-service capabilities this experience by enabling more including eStock and vending • Improve all aspects of the digital productive ordering machines shopping and account management • Enhance our delivery capabilities experience • Provide customers the ability to order without leaving facility or job site ...using technology to further differentiate our service offerings 36

Summary • Canada business continues to diversify and capture current / future growth opportunities • Ability to service customers around the world is a competitive differentiator • Broadening our value proposition for customers • Enabling our overall capabilities through digitization 37

United States Industrial End Market Global Accounts Utility End Market Juan Picon Group VP and General Manager, United States • Joined WESCO in 2018 • Prior experience - SVP of North American business at General Cable - 19 years with Honeywell • Responsible for - U.S. Business - Global Accounts 38

U.S. Business Overview 75% of WESCO sales 2018 U.S. Sales by End Market CIG 15% Construction 28% Utility 19% $6.1billion #2 Industrial revenue market position 38% ...a market leader with an extensive national footprint 39

U.S. Landscape Capital Customers seeking Customer expenditure productivity/ skilled labor cycle cost savings shortages Infrastructure Renewable investment energy Tariffs / trade needs mandates ...substantial opportunities over both the near- and long-term 40

U.S. Long-Term Growth Opportunities Market Opportunity WESCO Actions ($ billions, estimated) Infrastructure Delivering value creation solutions to contractors and $245 EPC firms for infrastructure projects, including oil and gas (LNG, refinery, and chemical processing) Utility Grid Reliability Supporting infrastructure and hardening programs with $155 supply chain services and logistics management Automation / IoT Aiding customers as they integrate digital solutions in $155 their physical plants and across their operations Data and Broadband Deploying solutions in support of fiber-to-the-x and Communications $40 data center construction projects, as well as the 5G build out Renewable Energy Supporting residential, commercial, and utility scale $34 solar projects LED / Lighting Capitalizing on Aelux and SLS’s turn-key renovation and $20 retrofit capabilities Source: MDM Analytics / Ibis World / ConstructConnect Note: Annual estimate of market opportunity …well positioned to capitalize on a long list of growth opportunities 41

Lighting Growth Opportunity

U.S. Market Opportunity

$300+ billion

LED retrofit opportunity (installed base)

~15%

LED adoption rate in 2019[1]

Recent WESCO Investments

- **2015**: Aelux
- **2015**: Needham national retailer lighting capability
- **2019**: SLS

~$1 billion

WESCO pro forma global revenue (with SLS)

WESCO Winning Position

Turnkey lighting solutions where we can leverage our footprint

- **Industrial**: global accounts
- **CIG**: schools, federal government, transportation
- **Utility:** outdoor lighting

One of our digital growth plays

[1]U.S. Department of Energy "Adoption of Light-Emitting Diodes in Common Lighting Applications," and management estimates

...LED lighting solutions drive substantial retrofit, renovation and upgrade opportunities

42

SLS Energy Solutions – Integration Update • Acquired U.S. and Canadian operations of Sylvania Lighting Solutions from Osram-Sylvania • Final purchase price of $28M • Rebranded SLS Energy Solutions • Customer, supplier and employee reaction has been positive • EBIT-neutral in first year …strengthening WESCO’s lighting solutions and services 43

Industrial End Market Trends and Opportunities WESCO Differentiators • Energy efficient solutions • Global accounts • Infrastructure investment • Supply chain services • High capacity utilization rates • Kitting and prefabricated 36% • Automation solutions solutions of WESCO sales • Outsourcing • Point-of-use solutions • Digital integration • eCommerce Sales bySales Geography Industrial Customer Base Organic Sales Growth International 9% Global 8.0% United States All Other 76% Accounts Canada 4.3% LSD–MSD 15% OEM Integrated 2017 2018 2019 Supply outlook ...WESCO has the scale, experience, and expertise to deliver in large and diverse markets 44

Global Accounts Overview



Profile

- ~500 customers across U.S./Canada/International
- 16 industry verticals, including:
  - Food and Beverage
  - Metals and Mining
  - Oil and Gas
  - Petrochemical
  - Technology
- ~25% of customers transact digitally with WESCO via eCommerce solutions



Leveraging Digital

- Digital procurement platform with technical support
- Centralized account management tools
- Supplier marketplace for contracted customers

Digital Global Accounts


Value Creation
SOLUTION SELECTOR

Solutions-based Selling

- SupplyRun solutions
  - VMI programs
  - eStock
  - Vending
- C-suite target (CFO/CPO)
- Consistent terms and conditions
- Visibility to spend and savings
- KPI scorecards

...business built on a leading multi-site customer sales and service model

45

Global Accounts Penetration Opportunities Summary • “Checkerboard” penetration • Multi-site sales and services business model • Implementation effectiveness • Multi-year contracts • Margin improvement initiatives • Dedicated account management and implementation teams • Advanced digital supply chain management platform Data Datacom & Comm & Security Wire & Cable Electrical Distribution & Controls Safety & Industrial Supplies OEM Lighting Automation Security Wire & Cable Electrical Distribution & Controls Automation Safety & Industrial Supplies OEM Lighting % Sales % Sales Penetration Penetration >75% >75% ~ 50% ~ 50% < 25% < 25% New business New business ,, ,, DATA COMMUNICATIONS WIRE DATA COMMUNICATIONS CONDUIT‐METAL  CONDUIT‐NON METALLIC  CONDUIT & CABLE FITTINGS RACEWAYS, WIREWAYS,STRUT,CABLE TRAY WIRE, POWER, CORDS & BUILDING  BOXES METALLIC & NON‐METALLIC CIRCUIT BREAKERS CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES ENCLOSURES ENGINEER SERVICES & (W) RENEWAL PARTS FUSES, FUSE BLOCKS & FUSE HOLDERS LOADCENTERS/BREAKERS/METER CENTER METERING/INSTRUMENT TRANSFORMERS PANELBOARDS/SWITCHGEAR/BUSDUCT T&D UTILITY PRODUCTS TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES TRANSFORMERS TRANSFORMERS:DISTRIBUTION TRANSFORMERS:POWER WIRING DEVICES MOTOR CONTROL CENTERS MOTORS & DRIVES SAFETY SWITCHES CONTROL ‐ OPEN & CLOSED PROGRAMMABLE CONTROLLERS ELECTRICAL SUPPLIES FANS,HEATERS,VENTING EQUIP. INDUSTRIAL MAINTENANCE MISC ELECTRICAL TOOLS  TUBING,SEALANTS & ADHESIVES FACTORY PRODUCTS BALLASTS LAMPS LIGHTING  TUBING,SEALANTS & ADHESIVES FACTORY PRODUCTS BALLASTS LAMPS LIGHTING  DATA COMMUNICATIONS WIRE DATA COMMUNICATIONS CONDUIT‐METAL  CONDUIT‐NON METALLIC  CONDUIT & CABLE FITTINGS RACEWAYS, WIREWAYS,STRUT,CABLE TRAY WIRE, POWER, CORDS & BUILDING  BOXES METALLIC & NON‐METALLIC CIRCUIT BREAKERS CUTOUT, ARRESTOR, CAPACITORS & H.V. SWITCHES ENCLOSURES ENGINEER SERVICES & (W) RENEWAL PARTS FUSES, FUSE BLOCKS & FUSE HOLDERS LOADCENTERS/BREAKERS/METER CENTER METERING/INSTRUMENT TRANSFORMERS PANELBOARDS/SWITCHGEAR/BUSDUCT T&D UTILITY PRODUCTS TERMINATIONS,LUGS,CONNECTORS & ACCESSORIES TRANSFORMERS TRANSFORMERS:DISTRIBUTION TRANSFORMERS:POWER WIRING DEVICES MOTOR CONTROL CENTERS MOTORS & DRIVES SAFETY SWITCHES CONTROL ‐ OPEN & CLOSED PROGRAMMABLE CONTROLLERS ELECTRICAL SUPPLIES FANS,HEATERS,VENTING EQUIP. INDUSTRIAL MAINTENANCE MISC ELECTRICAL TOOLS  LOCATION 1                               LOCATION 1                              LOCATION 2                                   LOCATION 2                                  LOCATION 3                     LOCATION 3                     LOCATION 4                                 LOCATION 4                                 LOCATION 5             LOCATION 5             LOCATION 6                        LOCATION 6                        LOCATION 7                                          LOCATION 7                                         LOCATION 8                                        LOCATIONS LOCATIONS LOCATION 8                                        LOCATION 9                                         LOCATION 9                                         LOCATION 10                           LOCATION 10                                      LOCATION 11                    LOCATION 11                    LOCATION 12         LOCATION 12         ...substantial opportunities to expand business with our global accounts customers 46

Utility End Market Market Trends and Opportunities WESCO Differentiators • Scope expansion with existing • Alliance agreements customers • Integrated supply • Outsourcing of supply chain = offerings 16% cost savings and efficiencies • Innovation and cost • Industry consolidation savings solutions of WESCO sales • Generation mix shift from nuclear • Storm response and fossil fuels to renewables planning and execution • Grid modernization and hardening Sales by Geography Sales by Customer Segment Organic Sales Growth International Utility Contractors 1% 10.2% Canada 9% Investor Owned 9% United States Utilities 90% 59% LSD–MSD Public 2.3% Power 32% 2017 2018 2019 outlook ...providing complete supply chain management solutions to our utility customers 47

Customer Testimonial 48

Summary • Industry leader with numerous long-term growth opportunities • Global Accounts and solutions-based selling is driving differentiation in our end markets • Expanding our services and solutions portfolio to meet the increasing needs of our customers • Increasing our capabilities through digitization 49

Supply Chain and Operations Environmental, Social, and Governance Hemant Porwal Vice President, Global Supply Chain and Operations • Joined WESCO in 2015 • Prior experience - Vice President and Chief Procurement Officer, Sears Holdings Corporation - 13 years with PepsiCo • Responsible for - Global Sourcing, Inventory, Pricing, Operations, Transportation, and ESG 50

Update on Our Initiatives • Leveraging our big data and digital technologies/tools to improve margins • Expanding our network and optimizing our operations • Improving on our industry-leading safety performance • Employing sustainable business practices to support customers and communities we serve …using Lean to deliver world class products, services, and solutions to customers 51

WESCO Supply Chain INVENTORY OPERATIONS, SAFETY PRICING $1B in Inventory & SUSTAINABILITY 500 Locations 10 DCs SOURCING $6B in Spend TRANSPORTATION SUPPLIERS CUSTOMERS 30K Suppliers 70K Customers ...focused on creating value for our customers 52

Margin Improvement Gross Margin • Leveraged transaction data to Branch Command Center drive insights and inform decision making 19.5% • Improved customer price and 19.4% supplier cost analytics 19.2% • Developed Supplier Price 19.1% Increase Notifications (SPIN) 19.0% application • Established branch command center dashboards Q1 Q2 Q3 Q4 Q1 Digitized New Strategic and 18 18 18 18 19 Customer and Tactical Pricing Sales Support Models …new digital tools leverage big data to improve margins 53

Operational Excellence Other Technology-Driven Footprint Optimization Last Mile Optimization (Since 2017) Improvement Opportunities • One WESCO Branch • Using software to improve delivery expansions efficiencies - Orlando (2017) - Reduced miles per stop WESCO Intelligent Automation - Denver (2018) - Cost avoidance (fuel usage / maintenance) • Regional Distribution - Improved asset utilization Centers • Received 2019 Excellence and Innovation Pick-by-voice Pick-by-HUD - Dallas (2017) Award from Descartes - Chicago (Q3 2019) Optimized Route Using Descartes Distribution Center and Last Mile Branch Network Delivery …optimizing inventory, delivering cost savings and improved customer service 54

ESG – Safety Performance Industry-leading Safety Record • Expanded safety training to all WESCO OSHA Recordable Incident Rate associates − Office and warehouse 3.6 environments 3.3 − Focused on job-specific hazards • Tripling the number of safety training hours completed 1.3 • Piloting computer vision and AI 1.0 technology to improve driver safety 2011 2018 National Association of WESCO Wholesalers (NAW) …continuous focus on safety, training, and accountability is driving performance 55

ESG – Preview of 2019 Sustainability Report  Comprehensive safety program: higher PPE standards and improved Safety training for hazard mitigation  Helped our customers install more than 323 million kWh of renewable Renewable energy (approximately equal to annual emissions of 48,600 vehicles) Energy  Introduced hybrid cars to the fleet and incorporated routing software to optimize delivery efficiency Natural Disaster  Supported our customers and communities impacted by natural disasters Relief Inclusion &  Launched inclusion and diversity strategy Diversity  Named to the Bloomberg Gender-Equality Index ESG  Ecovadis Silver rating 2017 and 2018 Commitment  Joined the United Nations Global Compact and support its 10 principles …next report to be published in second half of this year 56

ESG – Our 2022 Sustainability Goals 8% 3% reduction of greenhouse improvement in the fuel gas emissions intensity efficiency of our fleet 10% 10% reduction in facility reduction in landfilled energy intensity waste intensity ...are based on continuous improvement 57

Customer Testimonial 58

Summary • Taking actions within the organization to leverage big data and disruptive technologies • Delivering operational efficiencies that result in improved margins and cash generation • Improving our Environmental, Social, and Governance performance 59

Financial Outlook Capital Deployment David Schulz Senior Vice President & Chief Financial Officer • Joined WESCO in 2016 • Prior experience - CFO, Armstrong World Industries - 15 years with Procter & Gamble and J.M. Smucker Company - U.S. Marine Corps • Responsible for global finance 60

An Update on Our Commitments 2017 Investor Day Commitments Results Drive Above-Market 6% $8.2 billion Sales Growth CAGR 2016 - 2018 record revenue in 2018 Expand Margins +30bps 4 gross margin consecutive quarters of y/y 2H18 vs. 1H18 EBIT margin expansion1 Generate Strong Free Cash Flow $261 million 116% free cash flow generated in 2018 of net income in 2018 Grow EPS by 10% $4.82 12.6% 2018 diluted EPS 2016-2018 CAGR 1 After adjusting for extra sales day in Q1 2019. ...strong results delivered since last Investor Day 61

2019 Second Quarter To Date Q2 Outlook • Continued strength in Utility and Canada Sales 3% to 6% • Backlog at May 31 is stable Operating margin 4.5% to 4.8% • Revenues tracking to low end of 2Q Effective tax rate ~ 23% outlook range Note: Outlook provided on May 2, 2019 − Reported sales: • April +6% • May +1% • June MTD + MSD 62

Future MRO Revenues Under Agreement Estimated Revenue of MRO Supply Agreements1 Global Accounts | Integrated Supply | Utility Alliances $2.6B MRO Substantial portion of annual $2.0B 40% MRO revenue is already $1.7B under agreement for balance $1.5B of current and future years 2019 2020 2021 2022 and beyond 1Excluding capital projects and construction backlog Note: As of March 31, 2019 …long term contracts provide a foundation for future cash flows 63

Deconstructing Margins Versus WESCO Average Gross Margin Operating Margin Factors Industrial ABOVE AVERAGE Higher proportion of stock sales CIG AVERAGE AVERAGE END MARKET Construction BELOW AVERAGE Higher proportion of direct-ship sales Utility BELOW AVERAGE Higher proportion of direct-ship sales Canada ABOVE ABOVE Market more concentrated GEOGRAPHY U.S. AVERAGE AVERAGE International BELOW BELOW Maintain presence to support customers Stock ABOVE AVERAGE Higher cost-to-serve SHIPMENT Special Order AVERAGE AVERAGE Lower cost-to-serve; spec-driven solutions BELOW AVERAGE Direct and large items (e.g. electrical switchgear) …focus on increasing operating profits 64

WESCO Investment Thesis WESCO offers a closed-loop cash generation cycle that generates sufficient free cash to fund investment and return of capital 3% market growth 10%+ EPS growth + 50% gross profit to and 1-2% market + operating profit = outperformance pull through >$300 million cash from operations 4%+ sales growth Organic investment (Capex) M&A Return of capital to shareholders ...foundational strength is consistent free cash flow generation 65

Free Cash Flow Cumulative Free Cash Flow Free Cash Flow as % of Last 3 years $671M 112% of net income Adjusted Net Income Last 5 years $1,163M 107% of net income Last 10 years $2,261M 114% of net income Great 300% Recession 250% Industrial 265% Recession 200% 150% 154% 100% 118% 121% 125% 116% 97% 50% 84% 68% 68% 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Free Cash Flow $279M $112M $134M $265M $308M $230M $261M $282M $128M $261M Note: See appendix for non-GAAP reconciliations …stable, consistent, counter-cyclical free cash flow 66

Free Cash Flow is the Hallmark of WESCO 5-Year Free Cash Flow as % of Market Capitalization 60% 50% 54% 40% 42% 30% 34% 20% 25% 24% 23% 22% 19% 10% 13% 12% 4% 0% WESCO Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Note: As of June 7, 2019 Source: Factset …best-in-class free cash flow yield 67

Value Creation Through Capital Deployment

Operating Cash Flow
2014 – 2018

~$1.3 billion

Debt Retirement
~$400

Debt levels now well within target range

Share Repurchase
~$375

Repurchases under 2014 and 2017 authorizations

M&A
~$340

Acquired:
Aelux
AED
Hill Country
Needham Electric

Capex
~$120

Organic Investment

Hypothetical Five Year Operating Cash Flow

~$1.5 billion

Optionality
~45-60%

Significant cash remaining after meeting investment needs and repurchase expectations

Potential uses include debt retirement, transformative M&A, or additional deployment to shareholders

Share Repurchase
~15-20%

Anticipate requesting new repurchase authorization in 2020 to offset equity award dilution

M&A
~15-20%

Assume $50 million / year for tuck-in acquisitions

Capex
~10-15%

Slight step-up in ongoing organic investment to support digital initiatives

68

Capital Deployment: Share Repurchases Shares Repurchased Summary 5.4 • Repurchased $25 million in 3Q and 4.2 million $100 million in 4Q 2018 million • Executed a new $150 million Accelerated Share Repurchase transaction in May 2019 – 2.4 million shares received to-date – Receipt of remaining shares by year end – Exceeds repurchase commitment by 2015–2017 2018–20191 $75 million Amount • $125 million remaining under current $250 million $275 million Spent authorization through 2020 1 Includes 2.4 million received in 2019 as part of the new Accelerated Share Repurchase agreement executed in May, as well as shares anticipated to be received at final settlement …meaningful return of capital 69

Capital Deployment: Mergers and Acquisitions Financial and One of Three Strategic Requirements Requirements 1 2 3 Consolidate Expand Invest Large, core, electrical Adjacent product Digital technologies Higher margins than distributors and service and applications WESCO, net of synergies with categories that significant advance the Rate of return greater synergies enterprise strategy than WESCO risk-adjusted cost of capital Prioritize transformational deals and strategic capabilities ...revised M&A strategic priorities to accelerate future growth 70

Capital Deployment: Debt Retirement $1.8 billion Net debt $2 billion 4.5x 1,900 Net debt / TTM EBITDA 1,800 37% 1,700 reduction in 1,600 net debt 1,500 1,400 $1.1 billion Net debt 1,300 2.7x 1,200 Net debt / TTM EBITDA 1,100 $1 billion 1,000 2012 2013 2014 2015 2016 2017 2018 ...supports WESCO strategy and capital allocation priorities 71

Putting It All Together Sales Acquisitions • WESCO’s growth algorithm delivers 10%+ 4% + EPS growth over the long-term annual growth >$12B • Strong cash flow is a hallmark of WESCO; $8B we expect to generate more than $300 2018 2028 million of operating cash flow per year Earnings Per Share • We have the financial flexibility to invest in our business, add new capabilities, and Acquisitions return capital to shareholders 10% + annual growth >$12.00 $4.82 2018 2028 …long-term growth algorithm combines end market outperformance and WESCO initiatives 72

Key Messages • WESCO is focused on driving growth and margin improvement as well as leading industry consolidation • WESCO is differentiated by our extensive product and service offerings that leverage our supplier partnerships and big data to provide complete solutions for our customers • WESCO consistently generates strong cash flow and has the financial strength to drive multiple sources of value creation 73

Thank you 74

Q&A 75

Appendix 76

Glossary of Terms

Term	Definition
5G	Fifth-generation Cellular Wireless Technology
AI	Artificial Intelligence
B2B	Business-to-Business
C$	Canadian Dollar
CAGR	Compound Annual Growth Rate
Capex	Capital Expenditure
CIG	Commercial, Institutional, and Government
CPO	Chief Procurement Officer
DC	Distribution Center
EBIT	Earnings Before Interest and Taxes
EBITDA	Earnings Before Interest, Taxes, Depreciation and Amortization
EECOL	EECOL Electric (subsidiary)
EPC	Engineering, Procurement, Construction
EPS	Earnings Per Share
ESG	Environmental, Social, and Governance
HUD	Heads-Up-Display
IoT	Internet of Things
IP	Internet Protocol
IoT	Internet of Things

Term	Definition
KPI	Key Performance Indicators
kWh	Kilowatt Hour
LBO	Leveraged Buyout
LED	Light Emitting Diode
LNG	Liquefied Natural Gas
MRO	Maintenance, Repair, and Operations
NAW	National Association of Wholesalers
OEM	Original Equipment Manufacturer
OSHA	Occupational Safety & Health Administration
PE	Private Equity
PPE	Personal Protective Equipment
SKUs	Stock Keeping Units
SLS	Sylvania Lighting Solutions
SPIN	Supplier Price Increase Notifications
TTM	Trailing Twelve Months
USMCA	United States-Mexico-Canada Agreement
VMI	Vendor Managed Inventory

77

Free Cash Flow and Adjusted Net Income Reconciliation Twelve Months Ended December 31, ($ millions) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net cash provided by operating activities 292 127 168 288 315 251 283 300 149 297 Less: capital expenditures (13) (15) (33) (23) (28) (21) (22) (18) (21) (36) Plus: non-recurring pension contribution - - - - 21 - - - - - Free cash flow 279 112 134 265 308 230 261 282 128 261 Net income attributable to WESCO International, Inc. 105 115 196 202 276 276 211 102 164 227 Loss on debt redemption, net of tax - - - - - - - 82 - - ArcelorMittal litigation charge (recovery), net of tax - - - 22 (22) - - - - - Income tax expense for the Tax Cuts and Jobs Act of 2017 - - - - - - - - 26 - Adjusted net income attributable to WESCO International, Inc. 105 115 196 224 254 276 211 184 190 227 Net (loss) income attributable to noncontrolling interests - - (0) (0) 0 (0) (2) (0) (0) (2) Adjusted net income 105 115 196 224 254 276 209 184 190 225 Free cash flow / Adjusted net income 265% 97% 68% 118% 121% 84% 125% 154% 68% 116% 78

Gross Margin Reconciliation Three Months Ended, ($ millions) 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 Net Sales 1,994 2,104 2,067 2,011 1,961 Cost of Goods Sold 1,614 1,704 1,670 1,621 1,579 Gross Profit1 380 400 397 390 382 Gross Margin1 19.1% 19.0% 19.2% 19.4% 19.5% 1 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 79

Organic Growth Reconciliation Twelve Months Ended December 31, Core Less: Less: Organic ($ millions) 2016 2017 Growth Fx Impact Workday Impact Growth Industrial Core Sales 2,655 2,865 7.9% 0.3% (0.4)% 8.0% Construction Core Sales 2,488 2,537 2.0% 0.7% (0.4)% 1.7% Utility Core Sales 1,163 1,188 2.1% 0.2% (0.4)% 2.3% CIG Core Sales 1,054 1,104 4.7% 0.3% (0.4)% 4.8% WESCO Core Sales 7,360 7,694 4.5% 0.4% (0.4)% 4.5% Twelve Months Ended December 31, Core Less: Less: Organic ($ millions) 2017 2018 Growth Fx Impact Workday Impact Growth Industrial Core Sales 2,865 2,995 4.5% 0.2% 0.0% 4.3% Construction Core Sales 2,558 2,696 5.4% 0.3% 0.0% 5.1% Utility Core Sales 1,187 1,309 10.3% 0.1% 0.0% 10.2% CIG Core Sales 1,104 1,210 9.6% 0.2% 0.0% 9.4% WESCO Core Sales 7,714 8,210 6.4% 0.2% 0.0% 6.2% 80

Net Debt and Leverage Reconciliation Twelve Months Ended December 31, ($ millions) 2012 2018 Adjusted income from operations1 369 353 Depreciation and amortization 38 63 Adjusted EBITDA 407 416 Short-term borrowings and current debt 40 56 Long-term debt 1,695 1,167 Debt discount and debt issuance costs 184 10 Total debt 1,919 1,233 Less: cash and cash equivalents 86 96 Total debt, net of cash 1,833 1,137 Total debt / EBITDA 4.7x 3.0x Total debt, net of cash / EBITDA 4.5x 2.7x 1 2012 excludes a litigation charge of $36 million. 81